Exhibit 99.1

                        ANDERSEN, ANDERSEN & STRONG, L.C.
                         941 East 3300 South, Suite 202
                           Salt Lake City, Utah 84106

                                November 15, 2002


Securities and Exchange Commission
450  5th Street NW
Washington, D.C.  20549

Gentlemen:

      We have read Item 4 of Form 8-K dated November 14, 2002 of DND Technologies, Inc., and are in agreement with the statements made.

                                               Yours truly,

                                               ANDERSEN, ANDERSEN & STRONG, L.C.


                                               By:  /s/ L.R. Andersen